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                                                              Exhibit 2.2
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                                    List of Exhibits
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              Exhibit Number                  Description
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              1.1                           Purposes of the Surviving
                                              Corporation
              1.3                           Form of Massachusetts Articles
                                              of Merger
              1.4                           Form of Employment Agreements
              4.1                           Corporate Organization and
                                              Qualification
              4.2                           Share Ownership
              4.3                           Company Approvals
              4.4                           Licenses
              4.7                           Material Adverse Changes
              4.8                           Dividends
              4.11(a)                       Clients and Real Estate
                                              Property Evaluation Services
                                              Agreements
              4.11(b)                       Other Agreements
              4.11(c)                       Lease
              4.11(d)                       Intangible Property
              4.11(e)                       Intellectual Property
              4.11(f)                       Investment Securities
              4.11(g)                       Other Assets
              4.11(h)                       Title
              4.12(a)                       Benefit Plans
              4.12(f)                       Discretionary Employee Bonuses
              4.13                          Interests of Officers,
                                              Directors and Shareholders
              4.14                          Employees
              4.15                          Banks
              4.16                          Insurance
              4.22                          Pooling Conditions
              5.3                           Alleghany and Newco Approvals
              6.3                           Form of Opinion of Counsel for
                                              the Company and the
                                              Shareholders
              7.3                           Form of Opinion of Counsel for
                                              Alleghany and Newco
              8.4                           Pooling Covenants
              12.12                         Form of Joint Press Release
                                              after Closing